                              [CENDANT LETTERHEAD]


                                                                    NEWS RELEASE


               CENDANT CORPORATION REPORTS THIRD QUARTER RESULTS
                          ADJUSTED EPS $0.24 VS. $0.20
                          REPORTED EPS $0.14 VS. $0.23


Parsippany, NJ, November 4, 1998 -- Cendant Corporation (NYSE:CD) today reported third quarter results. Revenues from continuing operations were $1.46 billion, a 23% increase over $1.19 billion in 1997. Adjusted earnings from continuing operations were $0.24 per share, up 20% from $0.20 per share in the third quarter of 1997.


Adjusted third quarter 1998 results reflect the impact of $0.06 per share for the cost of the Company's investigation of previously disclosed accounting irregularities at the former CUC International including the severance payment to the Company's former chairman and $0.04 per share with respect to the non-cash write-off of the Company's equity investment in NetGrocer and the goodwill associated with the National Library of Poetry. Adjusted 1997 results reflect $0.03 per share from the reduction in the Company's ownership of Avis-Rent-A-Car from 100% in 1997 to 20% in 1998 and certain one-time gains.


"Once again, the Travel and Real Estate businesses performed extremely well," said Henry R. Silverman, chairman, president and chief executive officer. "As recently announced, we have restructured the management and reporting relationships of the former CUC businesses and anticipate significant improvement in future periods. Together with continued superior performance from our Travel and Real Estate segments, we are confident that the Cendant growth story remains intact, and anticipate increases in operating earnings per share in the fourth quarter of 1998 and in fiscal 1999."


Third quarter EBITDA benefited from a 39% improvement in the Travel segment, to $209.2 million in 1998 from $150.5 million in 1997, and a 51% increase in the Real Estate segment to $197.0 million in 1998 from $130.8 million in 1997, reflecting increases in all lines of business within these segments. Alliance Marketing reported EBITDA of $29.7 million in 1998 compared with $73.9 million in 1997, a 60% decrease primarily due to the non-cash write-down of intangible assets in the National Library of Poetry business and higher marketing expenses, including a higher level of investment in the Company's Interactive Membership Services unit, which were incurred in the current period without a corresponding revenue benefit under the new accounting policy. EBITDA in the Company's Other segment was a loss of $28.7 million in 1998, excluding investigation costs, compared with income of $57.9 million in 1997, driven primarily by the reduction of the Company's interest in Avis-Rent-A-Car and the write-off of NetGrocer. Net income in the Other segment was affected by a $26.6 million after tax increase in interest expense and minority interest, due to the Company's 1998 acquisitions of Harpur Group, Jackson Hewitt and National Parking Corp., and additional investments in NRT Incorporated.

Statements about future results made in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-look statements are specified in the Company's Annual Report on Form 10-K/A for the year ended December 31, 1997.


Cendant is the world's premier provider of consumer and business services. The Company operates in three principal segments: Travel Services, Real Estate Services and Alliance Marketing. In Travel Services, Cendant is the leading franchisor of hotels and rental car agencies worldwide; the largest provider of vacation exchange services; a leading fleet management company; the UK's largest private car park operator; and a leading motorist assistance group in the UK. In Real Estate Services, Cendant is the world's largest franchisor of residential real estate brokerage offices, a major provider of mortgage services to consumers and a global leader in corporate employee relocation. In Alliance Marketing, Cendant provides access to insurance, travel, shopping, auto, and other services, primarily through direct marketing to customers of its affinity partners. Headquartered in Parsippany, NJ, the Company has more than 40,000 employees and operates in over 100 countries.



Media Contact:       Investor Contacts:
Elliot Bloom         Denise L. Gillen
973-496-8414         973-496-7303
                     Samuel J. Levenson
                     973-496-5023

Third Quarter Financial Results -- As Reported             Table 1 of 5
(Dollars in millions, except per share amounts)




                                                        1998        1997      % CHANGE
                                                     ---------   ---------   ---------
Revenues                                             1,457.8     1,186.5         23
Expenses (1)                                         1,247.0       845.8         47
                                                     -------     -------
Income before income taxes and minority interest       210.8       340.7        (38)
Income from continuing operations                      123.1       203.0        (40)
Loss from discontinued operations (2)                  (12.1)        (.4)        --
                                                     -------     -------
Net income                                             111.0       202.6        (46)
EBITDA -- continuing operations (3)                    330.7       413.1        (20)
Earnings per share -- diluted
Continuing operations                                    .14         .23        (39)
Discontinued operations                                 (.01)         --         --
                                                     -------     -------
Net income                                               .13         .23        (43)
Earnings per share -- basic
Continuing operations                                    .14         .25        (44)
Discontinued operations                                 (.01)         --         --
                                                     -------     -------
Net income                                               .13         .25        (48)

Weighted average shares -- diluted                     877.3       889.0

----------
(1) 1998 includes $76.4 million of costs associated with the investigation of previously disclosed irregularities at the former CUC International including the severance payment to the Company's former chairman and $50.0 million with respect to the non-cash write-off of the Company's equity investment in NetGrocer and the goodwill associated with the National Library of Poetry.

(2) Discontinued operations include Hebdo Mag classified advertising unit and the Cendant Software unit.

(3)   Earnings before interest, taxes, depreciation and amortization.

Third Quarter Financial Results -- As Reported             Table 2 of 5
(Dollars in millions, except per share amounts)


The following 1998 results were adjusted for a third quarter pre-tax charge of $76.4 million, or $0.06 per share after tax, associated with the investigation of previously disclosed accounting irregularities and related charges at the former CUC International and a third quarter non-cash pre-tax charge of $50.0 million, or $0.04 per share after tax, associated with the write-off of the Company's investment in NetGrocer and the goodwill associated with the National Library of Poetry. The following 1997 results were adjusted to exclude $0.03 per share reflecting the reduction in the Company's ownership of Avis-Rent-A-Car from 100% in 1997 to 20% in 1998, and certain one-time gains.




                                                        1998        1997      % CHANGE
                                                     ---------   ---------   ---------
Revenues                                             1,457.8     1,111.1        31
Expenses                                             1,120.6       822.6        36
                                                     -------     -------
Income before income taxes and minority interest       337.2       288.5        17
Income from continuing operations                      203.9       171.9        19
Loss from discontinued operations (1)                  (12.1)        (.4)       --
                                                     -------     -------
Net income                                             191.8       171.5        12
EBITDA -- continuing operations (2)                    457.1       359.8        27
Earnings per share -- diluted
Continuing operations                                    .24         .20        20
Discontinued operations                                 (.01)         --        --
                                                     -------     -------
Net income                                               .23         .20        15
Earnings per share -- basic
Continuing operations                                    .24         .21        14
Discontinued operations                                 (.01)         --        --
                                                     -------     -------
Net income                                               .23         .21        10

Weighted average shares -- diluted                     877.3       889.0

----------
(1) Discontinued operations include Hebdo Mag classified advertising unit and the Cendant Software unit.

(2)   Earnings before interest, taxes, depreciation and amortization.

Nine Months Ended September 30 Financial Results -- As ReportedTable 3 of 5 (Dollars in millions, except per share amounts)




                                                             1998          1997        % CHANGE
                                                         -----------   -----------   -----------
Revenues                                                   3,865.1       3,139.8          23
Expenses (1)                                               3,095.8       2,654.1          17
                                                           -------       -------
Income before income taxes and minority interest             769.3         485.7          58
Income from continuing operations before
 cumulative effect of accounting change                      461.9         247.3          87
Cumulative effect of accounting change                          --        (283.1)         --
Loss from discontinued operations (2)                        (25.0)        (12.2)       (104)
                                                           -------       -------        ----
Net income                                                   436.9         (48.0)         --
EBITDA -- continuing operations (3)                        1,083.4         697.4          55
Earnings per share -- diluted
Continuing operations                                          .53           .29          83
Discontinued operations                                       (.03)         (.01)           (2)
                                                           -------       -------
Income before cumulative effect of accounting change           .50           .28          79
Cumulative effect of accounting change                          --          (.32)         --
                                                           -------       -------
Net income                                                     .50          (.04)         --
Earnings per share -- basic
Continuing operations                                          .55           .31          77
Discontinued operations                                       (.03)         (.02)        (50)
                                                           -------       -------
Income before cumulative effect of accounting change           .52           .29          79
Cumulative effect of accounting change                          --          (.35)         --
                                                           -------       -------
Net income                                                     .52          (.06)         --

Weighted average shares -- diluated                          895.0         877.1

----------
(1) 1998 includes $108.6 million of costs associated with the investigation of previously disclosed irregularities at the former CUC International including the severance payment to the Company's former chairman and $50.0 million with respect to the non-cash write-off of the Company's equity investment in NetGrocer and the goodwill associated with the National Library of Poetry. The nine months ended September 30, 1998 also includes a net credit of $24.4 million to merger related costs and other unusual charges primarily as a result of changes to the original estimate of costs to be incurred.

(2) Discontinued operations includes Hebdo Mag classified advertising unit and the Cendant Software unit.

(3)   Earnings before interest, taxes, depreciation and amortization.

Segment Results -- As Reported                             Table 4 of 5
(Dollars in Millions)


THIRD QUARTER ENDED SEPTEMBER 30, 1998




                                                                                                    EBITDA
                                    REVENUES                           EBITDA (2)                   MARGIN
                       ----------------------------------   --------------------------------   -----------------
                                                     %                                  %
                          1998         1997       CHANGE        1998        1997     CHANGE       1998      1997
                       ----------   ----------   --------   -----------   -------   --------   ---------   -----
Travel                    564.4        354.9         59         209.2      150.5        39        37        42
Real Estate               360.0        281.2         28         196.9      130.8        51        55        47
Alliance Marketing        499.1        437.6         14          29.7       73.9       (60)        6        17
Other                      34.3        112.8        (70)       (105.1)      57.9        --        --        51
                          -----        -----                   ------      -----
Continuing
 Operations (1)         1,457.8      1,186.5         23         330.7      413.1       (20)       23        35
                                                               ------      -----
Discontinued
 Operations (3)           184.6        142.0         30          (2.8)      11.4       125          (2)      8
                        -------      -------                   ------      -----
Total                   1,642.4      1,328.5         24         327.9      424.5       (23)       20        32

NINE MONTHS ENDED SEPTEMBER 30, 1998




                                                                                                     EBITDA
                                   REVENUES                           EBITDA (2)                     MARGIN
                       --------------------------------   ----------------------------------   -------------------
                                                   %                                    %
                          1998        1997      CHANGE       1998         1997       CHANGE      1998       1997
                       ---------   ---------   --------   ----------   ----------   --------   --------   --------
Travel                  1,415.4     1,015.0        40        595.3        384.3         55         42         38
Real Estate               993.9       726.7        37        490.3        237.6        106         49         33
Alliance Marketing      1,248.3     1,123.9        11         18.3        136.6        (87)         2         12
Other                     207.5       274.2       (24)       (20.5)       (61.1)       (67)       (10)       (22)
                        -------     -------                  -----        -----
Continuing
 Operations (1)         3,865.1     3,139.8        23      1,083.4        697.4         55         28         22
Discontinued
 Operations (3)           548.1       407.2        35         22.3         18.7         20          4          5
                        -------     -------                -------        -----
Total                   4,413.2     3,547.0        24      1,105.7        716.1         54         25         20

----------
(1) 1998 includes $76.4 million and $108.6 million of costs associated with the investigation of previously disclosed irregularities at the former CUC International including the severance payment to the Company's former chairman for the three months and nine months, respectively. The three months and nine months ended September 30, 1998 also includes $50.0 million with respect to the non-cash write-off of the Company's equity investment in NetGrocer and the goodwill associated with the National Library of Poetry. The nine months ended September 30, 1998 also includes a net credit of $24.4 million to merger related costs and other unusual charges primarily as a result of changes to the original estimate of costs to be incurred.

(2)   Earnings before interest, taxes, depreciation and amortization.

(3) Discontinued operations includes Hebdo Mag classified advertising unit and the Cendant Software unit.

Segment Results -- As Reported                             Table 5 of 5
(Dollars in Millions)




                                   3Q ENDED SEPTEMBER 30           NINE MONTHS ENDED SEPTEMBER 30
                             ----------------------------------   ---------------------------------
                                                           %                                   %
                                1998         1997       CHANGE       1998         1997       CHANGE
                             ----------   ----------   --------   ----------   ----------   -------
TRAVEL
Lodging                         137.5        124.5         10        349.3        322.4         8
Timeshare                       106.7         86.9         23        307.1        265.9        16
Car Rental                       47.0         41.4         14        140.2        114.5        23
Fleet                            94.8         73.9         28        287.5        244.6        18
Other                           178.4         28.2        532        331.3         67.6       390
                                -----        -----                   -----        -----
Total Travel                    564.4        354.9         59      1,415.4      1,015.0        40
REAL ESTATE
Franchise                       126.7         98.3         29        342.5        237.4        44
Relocation                      130.8        112.0         17        340.7        308.2        11
Mortgage                         79.9         51.6         55        251.8        127.8        97
Other                            22.6         19.3         17         58.9         53.3        10
                                -----        -----                 -------      -------
Total Real Estate               360.0        281.2         28        993.9        726.7        37
ALLIANCE MARKETING
Individual                      201.6        171.0         18        548.5        493.7        11
Insurance Wholesale             135.5        118.5         14        406.3        349.1        16
Lifestyle                       162.0        148.1          9        293.5        281.1         4
                                -----        -----                 -------      -------
Total Alliance Marketing        499.1        437.6         14      1,248.3      1,123.9        11
OTHER                            34.3        112.8        (70)       207.5        274.2       (24)
TOTAL CONTINUING              1,457.8      1,186.5         23      3,865.1      3,139.8        23
DISCONTINUED OPERATIONS
Hebdo Mag                        65.2         51.3         27        202.4        145.8        39
Software                        119.4         90.7         32        345.7        261.4        32
                              -------      -------                 -------      -------
Total                           184.6        142.0         30        548.1        407.2        35
TOTAL COMPANY                 1,642.4      1,328.5         24      4,413.2      3,547.0        24

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